EXHIBIT 32

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of FAFCO, Inc., a California corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission (the “10-Q Report”) that:

     (1) the 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2003	FAFCO, INC.

Date:

	By:	/s/Freeman A. Ford

	Name:	Freeman A. Ford

	Title:	Chairman of the Board, President, and
Chief Executive Officer (Principal Executive Officer)

Date:

	By:	/s/Nancy I. Garvin

	Name:	Nancy I. Garvin

	Title:	Vice President of Finance and
Chief Financial Officer (Principal Financial Officer)